UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2008

DIGITAL YEARBOOK, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-146476	98-0546715
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

848 N. Rainbow Boulevard, #2096, Las Vegas, Nevada 89107
(Address of principal executive offices)(Zip Code)

(877) 612-8971
(Registrant’s telephone number, including area code)

2300 W. Sahara Ave., Suite 800, Las Vegas, Nevada 89102
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On December 19, 2008 the Company appointed Maddox Ungar Silberstein, PLLC as its new auditor in the place of Moore & Associates Chartered.  Maddox Ungar Silberstein is located at 30600 Telegraph Road, Suite 2175, Bingham Farms, MI 48025, with telephone number (248) 341-1264, facsimile of (248) 281-0940 and website address of www.maddoxungar.com.

(c) Exhibits

Exhibit No.	Description

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL YEARBOOK, INC.

Dated: December 22, 2008	By:	/s/ Rodney Brewer
Rodney Brewer
Title: President